Exhibit 99.1

CALCULATION AGENCY AGREEMENT

Dated as of April 25, 2018

CALCULATION AGENCY AGREEMENT

BETWEEN

SUNTRUST BANKS, INC.

AND

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

DATED AS OF APRIL 25, 2018

SunTrust Banks, Inc., a corporation organized under the laws of the State of Georgia (the “Company”), in connection with the issuance from time to time of certain of its Global Medium-Term Notes, Series A (the “Notes”) which may be underwritten or sold by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill,” which expression shall include, unless otherwise agreed in writing, its affiliates or successors for the time acting as calculation agent hereunder), wishes to appoint Merrill as Calculation Agent (as defined below) for such Notes. Terms used but not defined herein shall have the meanings assigned to them in the Master Agency Agreement dated as of September 13, 2010 (as amended by Amendment No. 1 to the Master Agency Agreement dated as of October 3, 2012, Merrill’s Agent Accession Letter dated as of April 25, 2018 and as may be further supplemented or amended from time to time).

In consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Merrill agree as follows:

1.     Upon the terms and subject to the conditions contained herein, the Company hereby appoints Merrill as its agent (in such capacity, the “Calculation Agent”) for the purpose of calculating the amounts payable to holders of certain tranches of Notes underwritten or sold by Merrill and to make certain other determinations related to such Notes in accordance with the provisions of this Agreement. Unless otherwise agreed between the Company and Merrill, any Notes for which Merrill is named as Calculation Agent in the relevant prospectus, prospectus supplement, pricing supplement, term sheet or other applicable disclosure document, shall be “Securities” for the purposes of this Agreement. The Calculation Agent will make such calculations and/or determinations related to the Securities as described more particularly in the applicable prospectus, prospectus supplement, pricing supplement, term sheet or other applicable disclosure document. Such calculations and/or determinations may include, but are not limited to, determining the starting value, ending value, redemption amount and the occurrence or continuance of market disruption events. Where one or more related option or swap transactions have been entered into between the Company or one of its affiliates or subsidiaries and Merrill or one of its affiliates or subsidiaries in connection with such Securities, any calculation and/or determination to be made by the Calculation Agent in connection with such Securities pursuant to this Agreement shall, in the absence of manifest error or willful default, be consistent with the corresponding calculation and/or determination made by Merrill or one of its affiliates or subsidiaries pursuant to any such related option or swap transaction(s). For the avoidance of doubt, in all cases, any calculations and/or determinations with respect to any Securities shall conform to the terms set forth in the relevant prospectus, prospectus supplement, pricing supplement, term sheet or other applicable disclosure document pertaining to the Securities.

2.    The Calculation Agent shall act in good faith and in a commercially reasonable manner and shall exercise reasonable due care in connection with all its calculations and determinations under this Agreement.

Calculations and/or determinations made in accordance with this Agreement shall be determined per series or tranche of Securities, as applicable, in full satisfaction of the Calculation Agent’s obligations under this Agreement.

As used herein, “business day” shall have the meaning assigned to that term (or any analogous term) in the relevant Securities.

3.    The Calculation Agent accepts its obligations set forth herein, upon the terms and subject to the conditions hereof, including the following, to all of which the Company agrees:

(a)    The Company agrees to pay the compensation of the Calculation Agent at the rates as shall be agreed upon from time to time between the Company and the Calculation Agent. Upon receiving an account therefor from the Calculation Agent, the Company also will pay the Calculation Agent for its out-of-pocket expenses (including reasonable counsel fees and expenses), disbursements and advances incurred or made in connection with any provisions of this Agreement. The Company also agrees to indemnify the Calculation Agent, its affiliates and its and their respective directors, officers, employees and agents (collectively, “Indemnified Persons”) for, and to hold it and them harmless against, any and all loss, liability, damage, claim or expense (including the reasonable costs and expenses of defending against any claim of liability) incurred by any Indemnified Persons that arises out of or in connection with its accepting appointment as, or acting as, Calculation Agent hereunder, except such as may be found in a final judgment by a court of competent jurisdiction to have resulted from the gross negligence, willful misconduct or bad faith of the Calculation Agent or any of its agents or employees. The Indemnified Persons shall not be liable for any error resulting from the use of or reliance on a source of publicly available information used in good faith and with due care to make any calculations or determinations hereunder. The provisions of this Section shall survive the termination of this Agreement.

(b)    In acting under this Agreement, the Calculation Agent is acting solely as agent of the Company and does not assume any obligations or relationship of agency or trust for or with any of the owners or holders of the Securities. Nothing in this Agreement or the nature of the services contemplated herein shall be deemed to create a fiduciary relationship between the Calculation Agent and the Company or its stockholders, creditors, employees or any other party.

(c)    Merrill, its affiliates and its and their respective officers, directors, employees and shareholders may become the owners of, or acquire any interest in, any securities of the Company, with the same rights that it or they would have if Merrill had not been retained in the capacity of Calculation Agent, and may engage or be interested in any financial or other transaction with the Company as freely as if it were not Calculation Agent. Such transactions may involve interests that differ from those of the Company.

(d)    In no event shall any Indemnified Person be liable to the Company for any act or omission hereunder, or for any error of judgment made in good faith by it or them, except in the case of its or their gross negligence, bad faith or willful misconduct as determined in a final judgment by a court of competent jurisdiction.

(e)    The Calculation Agent may consult with counsel and the written advice of such counsel or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by them hereunder in good faith and in reliance thereon by such Calculation Agent.

(f)     The Calculation Agent shall be obligated to perform such duties and only such duties as are herein specifically set forth, and no implied duties or obligations shall be read into this Agreement against such Calculation Agent.

(g)    No provision in this Agreement shall require the Calculation Agent to expend or risk its own funds or otherwise incur financial liability in the performance of its duties, or in the exercise of its right and powers hereunder, unless it shall have been furnished with indemnity satisfactory to it. Upon receiving an accounting therefor from the Calculation Agent, the Company will also pay the reasonable out-of-pocket expenses (including legal and bid solicitation expenses) incurred by the Calculation Agent in connection with its services to the Company hereunder, except any expenses or disbursements that have been finally judicially determined by a court of competent jurisdiction to be attributable to its gross negligence, willful misconduct or bad faith.

(h)    The Calculation Agent shall not be obligated to take any legal action hereunder which might in its judgment involve any expense or liability, unless it shall have been furnished with indemnity satisfactory to it.

(i)    The Calculation Agent shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fire; flood; terrorism; wars and other military disturbances; sabotage; epidemics; riots; interruptions; loss or malfunctions of utilities, computer (hardware or software) or communication services; accidents; labor disputes; acts of civil or military authority and governmental action.

(j)    The Company will not, without obtaining the prior written consent of the Calculation Agent, make any change to the form of any Security subject to this Agreement if such change would materially adversely affect the Calculation Agent’s duties and responsibilities under this Agreement.

(k)    The Calculation Agent shall not be responsible for determining the maximum rate of interest on any Securities permitted by applicable law.

(l)    In no event shall the Calculation Agent be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Calculation Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

(m)    The Company will notify the Calculation Agent if any license agreement pertaining to the use of any index or underlying market measure used in conjunction with any series or tranche of Securities subject to this Agreement has been terminated.

4.    (a) Merrill may at any time resign as Calculation Agent by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective; provided, however, that such date shall never be earlier than 30 days after the receipt of such notice by the Company, unless the Company agrees to accept less notice. From and after the termination of Merrill’s role as Calculation Agent pursuant to the provisions of this Section, the Company shall serve as the sole calculation agent under this Agreement for purposes of all applicable Securities then outstanding, and all duties and obligations of Merrill under this Agreement shall be terminated without any liability on the part of Merrill except for any act or omission of Merrill or its affiliates, officers, directors, employees, agents or attorneys constituting gross negligence, bad faith or willful misconduct prior to such termination as determined in a final judgment by a court of competent jurisdiction. Upon termination pursuant to the provisions of this Section or otherwise, Merrill shall be entitled to the payment of any amounts owed to it by the Company hereunder, as provided by Section 3 hereof, and the provisions of Sections 3, 7 and 9 hereof shall remain in effect following such termination.

(b) Any company into which the Calculation Agent may be merged or converted, or any company with which the Calculation Agent may be merged, or any company with which the Calculation Agent may be consolidated, or any company resulting from any merger or consolidation or any company to which the Calculation Agent shall sell or otherwise transfer all or substantially all of its assets and business shall, to the extent permitted by applicable law, be the successor Calculation Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, and such successor Calculation Agent shall be vested with all the authority, rights, powers, immunities, duties and obligations of its predecessor with like effect as if originally named as Calculation Agent. Notice of any such merger, consolidation or sale shall forthwith be given to the Company.

(c) If at any time (i) the Calculation Agent becomes incapable of acting as Calculation Agent, or is adjudged bankrupt or insolvent, or files a voluntary petition in bankruptcy or makes an assignment for the benefit of its creditors or consents to the appointment of an administrator, liquidator or administrative or other receiver of all or any substantial part of its property, or if an administrator, liquidator or administrative or other receiver of it or of all or a substantial part of its property is appointed, or it admits in writing its inability to pay or meet its debts as they may mature or suspends payment thereof, or if any order of any court is entered approving any petition filed by or against it under the provisions of any applicable bankruptcy or insolvency law or if any public officer takes charge or control of the Calculation Agent or of its property or affairs for the purpose of rehabilitation, administration or liquidation or (ii) the Calculation Agent fails to duly perform any of the calculations or determinations contemplated by this Agreement and such failure remains unremedied within five business days from the date written notice thereof was provided to the Calculation Agent by the Company, the Company may upon delivery of notice to the Calculation Agent terminate its appointment as Calculation Agent, in which event notice thereof shall be given to the holders of the Securities as soon as practicable thereafter.

(d)     It is acknowledged and agreed that the Calculation Agent may retain the services of one or more of its affiliates to serve as Calculation Agent hereunder and that any such affiliate performing such duties shall be entitled to the benefits of, and be subject to the terms of, this Agreement.

5.    Any notice required to be given hereunder shall be delivered in person, sent by letter or telecopy or communicated by telephone (subject, in the case of communication by telephone, to confirmation dispatched within twenty-four hours by letter or by telecopy), in the case of the Company, to 303 Peachtree Street, NE, Atlanta, Georgia 30308, Attention: Treasury Group — Head of Funding (facsimile No. 404-532-0293); and, in the case of Merrill, to Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, N.Y. 10036, Attention: Attention: Amy Ho (or current Head of Structured Investment Origination), telephone: (212) 449-5080. Any notice hereunder given by telephone, telecopy or letter shall be deemed to be received when in the ordinary course of transmission or post, as the case may be, it would be received.

6.    This Agreement may be amended only by a writing duly executed and delivered by each of the parties signing below.

7.    This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

The Company agrees that any legal suit, action or proceeding based on this Agreement brought by Merrill or any person controlling Merrill may be instituted in any federal or state court in the County of New York, the State of New York, waives any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding and irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding.

If any provision of this Agreement shall be held or deemed to be or shall, in fact, be illegal, inoperative or unenforceable, the same shall not affect any other provision or provisions herein contained or render the same invalid, inoperative or unenforceable to any extent whatsoever.

It is hereby agreed and acknowledged that Merrill may, without notice to the Company or any other party, assign its rights and obligations hereunder to BofAML Securities, Inc. (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Merrill’s capital markets, investment banking or related businesses may be transferred following the date hereof).

8.    This Agreement may be executed by each of the parties hereto in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all such counterparts shall together constitute one and the same agreement.

9.    BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH THE LAW OF NEW YORK TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES HERETO DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO, THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

SUNTRUST BANKS, INC.
as Issuer

By	/s/ Albert Kolesar
Name:	Albert Kolesar
Title:	Treasurer

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED as Calculation Agent

By	/s/ Robert J. Little
Name:	Robert J. Little
Title:	Managing Director